UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                      JANUARY 23, 2009 (JANUARY 23, 2009)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                         COMPETITIVE TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                                    --------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                           1-8696          36-2664428
                           ------          ----------
         (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)


          777 COMMERCE DRIVE, SUITE 100, FAIRFIELD, CONNECTICUT 06825
          -----------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (203) 368-6044
                                 --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                      N/A
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On January 23, Competitive Technologies, Inc. issued the following press release:

                    COMPETITIVE TECHNOLOGIES COMPLIANCE PLAN
                         ACCEPTED BY NYSE ALTERNEXT US

FAIRFIELD, CT - (JANUARY 23, 2009) - COMPETITIVE TECHNOLOGIES, INC. (NYSE ALTERNEXT US: CTT) announced today that the NYSE Alternext US has accepted CTT's business plan to regain compliance with continued listing standards of the exchange by June 2, 2010. In the meantime, the stock continues to trade on the exchange.

CTT was notified on December 2, 2008 that it had fallen below the Section 1003(a)(ii) standard of the NYSE Alternext US Company Guide by having shareholders' equity of less than $4 million and losses from continuing operations and/or net losses in three out of its four most recent fiscal years as reported and fully disclosed in the most recent Form 10-K filed October 28, 2008.

"Our submitted business plan emphasized the expected revenue from the successful marketing of our pain therapy medical device," said John B. Nano, CTT's Chairman President, and CEO. "This includes four signed country-exclusive distribution agreements for the device for India, Korea, Bangladesh and Malaysia, the CE Mark approval for sale of the device in Europe, and our pending FDA 510(k) application for authorization to sell the device in the United States."

Mr. Nano continued, "The plan also described our equity financing arrangement signed in July 2008 with Fusion Capital for up to $5.0 million of cash, with $4.8 million remaining available, through sale of our common stock, at our option."

To maintain its listing, CTT will be subject to periodic review by NYSE Alternext US staff during the extension period. During this time, CTT is required to make progress consistent with the plan and to regain compliance with the listing standards by June 2, 2010. If CTT does not make progress consistent with the plan or fails to reach the initial listing standards, the NYSE Alternext US will initiate delisting proceedings pursuant to Section 1009 of the NYSE Alternext US Company Guide.

ABOUT  COMPETITIVE  TECHNOLOGIES,  INC.

Competitive Technologies, established in 1968, provides distribution, patent and technology transfer, sales and licensing services focused on the needs of its customers and matching those requirements with commercially viable product or technology solutions. CTT is a global leader in identifying, developing and commercializing innovative products and technologies in life, electronic, nano,
                 ------------------------------------
and physical sciences developed by universities, companies and inventors. CTT maximizes the value of intellectual assets for the benefit of its customers, clients and shareholders. Visit CTT's website: www.competitivetech.net
                                                     -----------------------

Statements made about our future expectations are forward-looking statements and subject to risks and uncertainties as described in our most recent Annual Report on Form 10-K for the year ended July 31, 2008, filed with the SEC on October 28, 2008, and other filings with the SEC, and are subject to change at any time. Our actual results could differ materially from these forward-looking statements. We undertake no obligation to update publicly any forward-looking statement.

Direct inquiries to:     Johnnie D. Johnson, IR Services, LLC
                         Tel: 860 434 2465
                         E-mail: jdjohnson@corpirservices.com
                                 ----------------------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    COMPETITIVE TECHNOLOGIES, INC.
                                  (Registrant)

Dated: January 23, 2009          By:  \s\ John B. Nano
                                      ----------------
                                 John B. Nano
                                 Chairman and Chief Executive Officer